UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2015

Generac Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34627	20-5654756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

S45 W29290 Hwy. 59
Waukesha, Wisconsin	53189
(Address of principal executive offices)	(Zip code)

(262) 544-4811

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment and Restatement of ABL Credit Facility

On May 29, 2015, Generac Power Systems, Inc. (the “Lead Borrower”), a wholly owned subsidiary of Generac Holdings Inc. (the “Company”), entered into Amendment No. 2 (the “ABL Amendment”) to that certain Credit Agreement, dated as of May 30, 2012, as amended by Amendment No. 1, dated as of May 31, 2013 (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), among Generac Acquisition Corp. (“Holdings”), the Lead Borrower, certain domestic subsidiaries of the Lead Borrower (together with the Lead Borrower, collectively, the “Borrowers”), the lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent and the other agents named therein.

The ABL Amendment (i) increases the $150.0 million senior secured revolving credit facility provided under the ABL Credit Agreement to $250.0 million (the “ABL Facility”), (ii) extends the maturity date of the ABL Facility from May 31, 2018 to May 29, 2020 and (iii) increases the uncommitted incremental facility under the ABL Credit Agreement from $50.0 million to $100.0 million. Additionally, the ABL Amendment reduces (i) the interest rate spread applicable to the ABL Facility by 50 basis points and (ii) the unused line fee by 12.5 basis points, in each case, across all tiers. In order to take advantage of this improved pricing, the Lead Borrower borrowed $100.0 million from the ABL Facility on the closing date, which amount was used to make a voluntary prepayment of its senior secured term loan credit facility.

The ABL Amendment also relaxes certain restrictions on the Borrowers’ ability to, among other things, (i) make additional investments and acquisitions (including foreign acquisitions), (ii) make restricted payments and (iii) incur additional secured and unsecured debt (including foreign subsidiary debt).

Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A. acted as joint lead arrangers for the ABL Amendment.

The ABL Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1

Amendment No. 2 dated as of May 29, 2015 to the Credit Agreement, dated as of May 30, 2012, as amended by Amendment No. 1, dated as of May 31, 2013, among Generac Power Systems, Inc., its Domestic Subsidiaries listed as Borrowers on the signature pages thereto, Generac Acquisition Corp., the lenders party thereto, Bank of America, N.A. as Administrative Agent and the other agents named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAC HOLDINGS INC.
Date: June 1, 2015
	By:	/s/ York A. Ragen
	Name:	York A. Ragen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1

Amendment No. 2 dated as of May 29, 2015 to the Credit Agreement, dated as of May 30, 2012, as amended by Amendment No. 1, dated as of May 31, 2013, among Generac Power Systems, Inc., its Domestic Subsidiaries listed as Borrowers on the signature pages thereto, Generac Acquisition Corp., the lenders party thereto, Bank of America, N.A. as Administrative Agent and the other agents named therein.